April 19, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV/Marine Trust 2001-1
    Registration No. 333-56303-04

On behalf of Distribution Financial Services RV/Marine Trust 2001-1 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address pat.o-malley@db.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-04

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

April 15,2002
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank Minnesota, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-667-7987

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services RV/Marine Trust 2001-1
          April 15, 2002 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1


By:     Wells Fargo Bank Minnesota, N.A.
        Not in its individual capacity but solely as Owner Trustee


By:     /s/ Lori M. Swanell
Title:  Assistant Vice President
Date:   April 19, 2002



EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:               10-Apr-02
Determination Date:            12-Apr-02
Monthly Payment Date:          15-Apr-02
Collection Period Ending:      31-Mar-02

I.  COLLECTION ACCOUNT SUMMARY
    Principal and Interest Payments Received (including Prepayments)                                                 16,581,348.16
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                            0.00
    Current Monthly Interest Shortfall/Excess                                                                           165,303.50
    Recoup of Collection Expenses                                                                                        -2,785.00
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     16,743,866.66

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      3,692,629.19
    Amount of Interest Payments Received During the Collection Period                                                 3,527,325.69
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                            165,303.50

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 1,330,603.11
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)                    0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                         0.00
    Reserve Account Investment Earnings                                                                                   2,025.48
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             1,330,603.11
    Total Ending Reserve Balance                                                                                      1,332,628.59


IV. COLLECTIONS ON RECEIVABLES

a)                                                                                                                    3,527,325.69
    Interest Payments Received                                                                                        2,954,648.43
    Scheduled Principal Payments Received                                                                            10,099,374.04
    Principal Prepayments Received                                                                                   16,581,348.16
    Total Interest and Principal Payments Received

b)                                                                                                                            0.00
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                           0.00
    minus  Reasonable Expenses                                                                                                0.00
    Net Liquidation Proceeds                                                                                                  0.00
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal

c)                                                                                                                            0.00
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal
                                                                                                                     16,581,348.16
V.  CALCULATION OF SERVICING AND TRUSTEE FEES
                                                                                                                    485,677,115.79
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        303,548.20
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                    485,677,115.79
    Pool Balance as of the Current Accounting Date                                                                  472,420,562.86
    Age of Pool in Months                                                                                                        5

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                          492,260,764.46
    Aggregate Note Balance as of Current Accounting Date                                                            477,750,495.55


b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             61                2,716,162.53         0.575%
    60-89 Days Delinquent             16                 513,244.93          0.109%
    90-119 Days Delinquent            14                1,026,712.52         0.217%
    120+ Days Delinquent               0                    0.00             0.000%
    Defaults for Current Period       12                 202,530.46          0.043%
    Cumulative Defaults               20                 314,393.54          0.067%
    Current Month Realized Losses                                                                                       202,530.46
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.038%
    Preceding Realized Losses                                                                                            86,727.98
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.016%
    Second Preceding Realized Losses                                                                                          0.00
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.000%
    Cumulative Realized Losses                                                                                          289,258.44
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        0.055%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
                                                                                                                        0.89225648
                                                                                                                        0.88032153

a)                                                                                                                      303,548.20
                                                                                                                              0.00
b)
    Class A-1                                                                                                           325,617.80
    Class A-2                                                                                                           182,250.00
    Class A-3                                                                                                           355,500.00
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08


                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                             138,560,764.46            14,510,268.91   124,050,495.55
    Class A-2                                                              54,000,000.00                     0.00    54,000,000.00
    Class A-3                                                              90,000,000.00                     0.00    90,000,000.00
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00

c)                                                                                                                            0.00

VIIIPOOL STATISTICS

                                                                                                                             9.10%
                                                                                                                               172

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              16,743,866.66

TOTAL WIRE TO HSBC                                                                                                   16,743,866.66

Amount Due To Servicer                                                                                                        0.00
